                              WARRANT CERTIFICATE


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE PLEDGED, HYPOTHECATED, TRANSFERRED, OFFERED FOR SALE OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND SUCH LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

NO. 1995-1                                              Initial Number of Shares
                                                        Subject to Purchase Upon
                                                   Exercise of Warrant:  935,000


                                   NBI, INC.

                              Warrant Certificate


          THIS CERTIFIES THAT for value received, Jay H. Lustig, or his or her successors as set forth herein ("Holder"), is the registered owner of a Warrant which entitles the owner thereof to purchase nine hundred thirty-five thousand (935,000) fully paid and nonassessable shares (the "Warrant Shares") of the Common Stock, $.01 par value (the "Common Stock"), of NBI, Inc., a Delaware corporation (the "Company"), at a purchase price per share of $.89 (the "Exercise Price"), commencing on the date (the "Commencement Date") of the expiration of the Company's option under Section 5.4 of that certain Stock Purchase Agreement dated as of January 1, 1995, among the Holder, Company, Krazy Colors, Inc., a Nevada corporation, Glen Miller and Linda Reinhart (the "Stock
Purchase Agreement").   If the Company does not exercise its option under
Section 5.4 of the Stock Purchase Agreement and the original Holder is not in default of any of his or her obligations under the Stock Purchase Agreement, this Warrant shall be exercisable from the Commencement Date through December 31, 2002 (the "Expiration Date"), and shall be exercised by Holder by completing the attached Form of Election to Purchase and submitting it to the Company. If the Company does exercise such option, this Warrant shall be deemed to have terminated effective December 31, 1995.

          1.   Registration.  The Company shall be entitled to treat the
               ------------
registered Holder of this Warrant on the Company's Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim
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to or interest in this Warrant on the part of any other person other than the registered Holder.

          This Warrant shall not be transferred by the Holder except at the time of his or her death pursuant to his or her valid last will and testament or by the laws of intestate succession applicable to his or her estate. If a new Warrant is requested in connection with such transfer, Holder's personal representative or successor in title shall surrender this Warrant for cancellation, endorsed or accompanied by a written instrument of transfer, in form and with supporting documentation satisfactory to the Company, duly executed by the Holder's personal representative or successor in title, or by such person's agent or attorney-in-fact duly appointed in writing. Upon receipt thereof, the Company will issue and deliver, in the name of the transferee or transferees, a new Warrant on like terms.

          2.   Adjustment; Exercise of Warrant.
               -------------------------------

               (a) If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend or by a subdivision or split-up of shares of the Common Stock, or if the number of shares of Common Stock then outstanding at any time after the date hereof is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, then the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the time of such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant to this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. In the event of any adjustment in the number of Warrant Shares, the Company will, upon the request of the Holder, issue a new Warrant to Holder reflecting any such adjustment upon surrender of this Warrant or any subsequently issued Warrant.

               (b) The Holder may purchase from the Company (and the Company shall issue and sell to Holder), the number of fully paid and non-assessable shares of Common Stock evidenced by this Warrant, upon surrender to the Company, or its duly authorized agent, of this Warrant Certificate, with the form of election to purchase attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price in full in cash or

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check. No adjustment shall be made for any cash dividends on any shares of stock issuable upon exercise of the Warrant. Upon surrender of the Warrant and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered Holder of the Warrant and (subject to receipt of evidence of compliance with the Securities Act of 1933, as amended (the "Act") and any applicable state securities laws in accordance with the provisions of Section 7 of this Warrant Certificate) in such name or names as Holder may designate, a certificate or certificates for the number of full shares of stock so purchased upon the exercise of the Warrant, together with cash, as provided in Section 6 of this Warrant Certificate, in respect of any fraction of a share otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares as of the date of the surrender of the Warrant and payment of the Exercise Price as aforesaid. If, at the date of surrender of this Warrant and payment of such Exercise Price, the transfer books for the Common Stock, shall be closed, the certificates for the shares in respect of which the Warrant is then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificate for such shares; provided, however, that the transfer books shall not be closed at any one time for a period longer than seventy-two (72) hours unless otherwise required by law.

          3.   Payment of Taxes.  The Company will pay all documentary stamp
               ----------------
taxes attributable to the issuance of shares issuable upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for shares in a name other than that of the registered Holder of this Warrant.

          4.   Mutilated or Missing Warrant.  If this Warrant is mutilated,
               ----------------------------
lost, stolen or destroyed, the Company shall issue and deliver in lieu of and substitution for the Warrant, a new Warrant of like tenor and representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to the Company of such mutilation, loss, theft or destruction of this Warrant and indemnity, if requested, also reasonably satisfactory to the Company. An applicant for a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

          5.   Reservation of Common Stock, etc.  There have been reserved, and
               ---------------------------------
the Company shall at all times reserve as long as

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this Warrant remains outstanding, out of the authorized and unissued shares of
Common Stock a number of shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant. If at any time the number of authorized but unissued Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. The Warrant, when surrendered on the exercise of the rights hereby evidenced, shall be cancelled, and the form of election to purchase attached to the cancelled Warrant, as completed and signed by the registered Holder hereof, shall constitute sufficient evidence of the number of shares of stock which have been issued upon the exercise of the Warrant. Prior to the Commencement Date and subsequent to the Expiration Date, no shares of stock need be reserved in respect of this Warrant.

          6.   Fractional Interests.  The Company shall not be obligated to
               --------------------
issue fractions of shares of Common Stock on the exercise of this Warrant. Instead of issuing fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall pay to the Holder a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of the Common Stock as determined by the Company's board of directors in its reasonable discretion.

          7.   Absence of Registration.  Neither the Warrant nor the Warrant
               -----------------------
Shares have been registered under the Act or any applicable state securities laws. The Holder hereof represents and warrants to the Company that it will not dispose of the Warrant or such Warrant Shares except as permitted by this Warrant and pursuant to (i) a registration statement filed under the Act or (ii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that such registration is not required under the Act.

          8.   Certificates to Bear Legends.  The Warrant Shares shall be
               ----------------------------
subject to a stop transfer order and the certificate or certificates therefor shall bear the following legends:

          THE SECURITIES REPRESENTED BY THIS
          CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
          THE SECURITIES ACT OF 1933, AS AMENDED, OR
          ANY APPLICABLE STATE SECURITIES LAWS AND MAY
          NOT BE PLEDGED, HYPOTHECATED, TRANSFERRED,
          OFFERED FOR SALE OR SOLD IN THE ABSENCE OF AN
          EFFECTIVE REGISTRATION STATEMENT AS TO THE
          SECURITIES UNDER SAID ACT AND SUCH LAWS OR AN
          OPINION OF COUNSEL REASONABLY SATISFACTORY TO

                                      -4-
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          THE COMPANY THAT SUCH REGISTRATION IS NOT
          REQUIRED.

          9.   Governing Law.  This Warrant shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware.

          10.  Not a Stockholder.  No holder of this Warrant shall be entitled
               -----------------
to vote or receive dividends or be deemed the holder of Common Stock for any purpose, nor shall anything contained herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable.

          11.  Amendment of Warrants.  This Warrant, together with each of the
               ---------------------
other warrants issued pursuant to the Stock Purchase Agreement (collectively, the "Warrants"), may be amended, or provisions of the Warrants waived, upon the written agreement of the Company and the holders of greater than 75% of the voting power of the Warrant Shares issuable upon exercise of the Warrants, but only as to all the Warrants; provided that the holder of any Warrant may waive any right of such holder without affecting all the Warrants.

          IN WITNESS WHEREOF, NBI, Inc., has caused this Warrant to be executed by its President and Secretary.

DATED:    January 1, 1995

                              NBI, INC.



                              By:  /s/ MARTIN J. NOONAN
                                 ----------------------

                              Title:  Director
                                    ------------

Attest:


    /s/ MARJORIE A. COGAN
  ------------------------
  Secretary

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

                          FORM OF ELECTION TO PURCHASE


          To be executed if holder desires to exercise the Warrant.


TO NBI, Inc.:


          The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to purchase __________ shares of Common Stock of NBI, Inc., issuable upon the exercise of such Warrant and requests that certificates for such shares be issued in the name of:



                              ---------------------------------
                              Name


                              ---------------------------------
                              Address


                              ---------------------------------
                              Federal Tax Identification Number

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